Exhibit 10.20

Execution Version

AMENDMENT NO. 1

TO

REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of September 28, 2018 (this “Amendment”) to the Revolving Credit Agreement, dated as of November 30, 2016 (as amended, supplemented or restated prior to the date hereof, the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”), by and among Vertiv Group Corporation (formerly named Cortes NP Acquisition Corporation) (the “Lead Borrower”), each of the other Borrowers party thereto, the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent (the “Administrative Agent”) and the other persons party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, Section 13.12(g) of the Credit Agreement provides that the Credit Parties and the Administrative Agent may, without the consent of any Lender, amend any Credit Document to cure any obvious error or error or omission of a technical or immaterial nature in any Credit Document so long as the Required Lenders have not objected in writing to such Amendment within five (5) Business Days of receiving notice thereof;

WHEREAS, the Lead Borrower has notified the Administrative Agent of the existence of certain intercompany loans owned by the Lead Borrower on the Closing Date and inadvertently omitted from Schedule 10.04 to the Credit Agreement and Holdings, the Borrowers and the Administrative Agent wish to amend Schedule 10.04 to the Credit Agreement to include such intercompany loans thereon;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. On the Amendment No. 1 Effective Date (as defined below), Schedule 10.04 to the Credit Agreement is, with retroactive effect as of the Closing Date, hereby amended by restating item 4 thereof in its entirety with the following:

“4. Intercompany Indebtedness (x) incurred prior to the Closing Date and permitted to remain outstanding following the Closing Date pursuant to the Transaction Agreement or (y) incurred on or prior to the Closing Date, and approved prior to the Closing Date, in connection with or pursuant to the Cash Repatriation Plan (as defined in the Transaction Agreement), in each case, in the approximate amount set forth below:

Lender	Borrower	Approximate Loan Amount
Emerson Network Power GmbH	Liebert Hiross Holding GmbH	107,525
Emerson Network Power Limited	Continuous Power limited	246,528
Emerson Network Power Limited	Continuous Power International Limited	2,868,033
Avocent Asia Pacific Pte. Limited	Avocent China Technology Limed	1,062,518
Avocent Asia Pacific Pte. Limited	Avocent Japan KK	2,046,144
Liebert Corporation	Emerson Network Power (Taiwan) Co Limited	2,450,580
Knurr GmbH	Knurr Holding	19,000,000
Knurr Technical Furniture GmbH	Knurr Holding	1,058,842
The Lead Borrower (as assignee of the Seller or certain of its Affiliates)	Vertiv Holdings II Limited	806,858,879
The Lead Borrower (as assignee of the Seller or certain of its Affiliates)	Vertiv Holdings Limited	193,502,911

Section 2. Representations and Warranties, No Default. Each of the Borrowers hereby represents and warrants that as of the Amendment No. 1 Effective Date, immediately after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Amended Credit Agreement are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of Amendment No. 1 Effective Date, as though made on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (without duplication of any materiality standard set forth in any such representation or warranty).

Section 3. Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 1 Effective Date”) that the following conditions have been satisfied or waived:

(i) Consents. The Administrative Agent shall have received executed signature pages hereto from Holdings, the Borrowers and the Administrative Agent.

(ii) No Objection from Required Lenders. Lenders constituting the Required Lenders shall not have delivered written notice to the Administrative Agent of their objection to this Amendment prior to 5:30 p.m., New York City time on September 28, 2018; and

(iii) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Lead Borrower dated the Amendment No. 1 Effective Date certifying as to the accuracy of the representation and warranty set forth in Section 2 hereof.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5. Applicable Law; Waiver of Jury Trial, Etc.

THE PROVISIONS OF SECTION 13.08 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document or be construed as a novation thereof. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement as amended hereby, or any other Credit Document as amended hereby, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Credit Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

VERTIV INTERMEDIATE HOLDING II CORPORATION

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: President and Treasurer

VERTIV GROUP CORPORATION, as Lead Borrower

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: Vice President and Treasurer

ALBER CORP.
AVOCENT CORPORATION
AVOCENT FREMONT, LLC
AVOCENT HUNTSVILLE, LLC
AVOCENT REDMOND CORP.
AVOCENT TEXAS CORP.
CHARLOTTE PROPERTIES LLC
DESARROLLADORA LINA, LLC
ELECTRICAL RELIABILITY SERVICES, INC.
ENERGY LABS, INC.
VERTIV ENERGY SYSTEMS, INC.
HIGH VOLTAGE MAINTENANCE CORPORATION
LIEBERT FIELD SERVICES, INC.
LIEBERT NORTH AMERICA, INC.
VERTIV CORPORATION as a U.S. Borrower

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: Vice President and Treasurer

[Signature Page to Vertiv Group Corporation Amendment No. 1]

VERTIV CANADA ULC, as Canadian Borrower

By:	/s/ Mary Ann Sigler
Name:
Title:

VERTIV INDUSTRIAL SYSTEMS SAS
VERTIV FRANCE SAS, as French Borrowers

By:	/s/ Giordano Albertazzi
Name: Giordano Albertazzi
Title: President

VERTIV GMBH, as German Borrower

By:	/s/ Reinhard Purzer
Name: Reinhard Purzer
Title: Geschäftsführer

GREAT RIVER FINANCE DESIGNATED ACTIVITY COMPANY
VERTIV IRELAND LIMITED
AVOCENT INTERNATIONAL DESIGNATED ACTIVITY COMPANY, as Irish Borrowers

By:	/s/ Noel Francis Woods
Name: Noel Francis Woods
Title: Director

VERTIV IRELAND LIMITED, as Irish Borrower

By:	/s/ Eamon Rowan
Name: Eamon Rowan
Title: Director

[Signature Page to Vertiv Group Corporation Amendment No. 1]

VERTIV (HONG KONG) HOLDINGS LIMITED
ATLAS ASIA LIMITED
EMERSON NETWORK POWER (HONG KONG) LIMITED, as Hong Kong Borrowers

By:	/s/ Michelle Siu Wah Ho
Name:	Michelle Siu Wah Ho
Title:	Director

[Signature Page to Vertiv Group Corporation Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Gene R. Riego de Dios
Name: Gene R. Riego de Dios
Title: Executive Director

[Signature Page to Vertiv Group Corporation Amendment No. 1]